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                                                                    Exhibit 23.1



                      Consent of Independent Accountants
                      ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-08157) and in the Registration Statements on Form S-8 (No. 333-21749 and No. 333-21747) of The Right Start, Inc. of our report dated April 30, 1997 appearing on page F-1 of this Form 10-K.


\s\ Price Waterhouse LLP
PRICE WATERHOUSE LLP
Los Angeles, California
April 30, 1997